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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 16, 2004


                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       000-22915              76-0415919
(State or other jurisdiction of        (Commission          (I.R.S. Employer
        incorporation)                 File Number)        Identification No.)


                14701 ST. MARY'S LANE
                      SUITE 800
                    HOUSTON, TEXAS                        77079
       (Address of principal executive offices)        (Zip code)




       Registrant's telephone number, including area code: (281) 496-1352




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition).

         Our press release dated August 16, 2004 concerning second quarter 2004 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains measures which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Act of 1934, as amended. We discuss EBITDA, as defined in the press release, for the quarters and six months ended June 30, 2003 and 2004. The most comparable GAAP financial measure, net income, and information reconciling the GAAP and non-GAAP measures were also included in the press release. We believe that EBITDA, as defined, may provide additional information about our ability to meet our future requirements for debt service, capital expenditures and working capital. EBITDA, as defined, is a financial measure commonly used in the oil and natural gas industry and should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Because EBITDA, as defined, excludes some, but not all, items that affect net income, the EBITDA presented in the press release may not be comparable to similarly titled measures of other companies. We also discuss net income excluding the non-cash after-tax items stock option compensation expense and equity in the loss of Pinnacle Gas Resources, Inc. for the quarter and six months ended June 30, 2004. The most comparable GAAP financial measure, net income, and information reconciling the GAAP and non-GAAP measures were also included in the press release. We believe that this information will help investors compare results between periods and identify operating trends that would otherwise be masked by the stock option compensation expense and the equity in the loss of Pinnacle Gas Resources, Inc.

         None of the information furnished in Item 12 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CARRIZO OIL & GAS, INC.




                                          By: /s/ Paul F. Boling
                                              ----------------------------------
                                          Name:   Paul F. Boling
                                          Title:  Vice President and
                                                  Chief Financial Officer
Date: August 16, 2004





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                                  EXHIBIT INDEX

         The following exhibit is furnished pursuant to Item 12:

        Exhibit
        Number                        Description
        ------                        -----------

         99.1        Press Release, dated August 16, 2004, Announcing
                     Financial Results for the Second Quarter of 2004.









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